Colorado Satellite Broadcasting Inc. - T40110100-01
                                                            Amendment Number One
                                                                        11-26-02
                                                                     Page 1 of 3





                              AMENDMENT NUMBER ONE
                                                                    T40110100-01
                            TO THE AGREEMENT BETWEEN

                      COLORADO SATELLITE BROADCASTING INC.

                                       AND

                                LORAL SKYNET(R)1

                     CONCERNING SKYNET SPACE SEGMENT SERVICE

On this 26th day of November, 2002, this amendment number one ("Amendment Number One") is made to the Agreement between Colorado Satellite Broadcasting Inc., a corporation organized and existing under the laws of the State of Colorado and having its primary place of business at 7007 Winchester Circle, Suite 200, Boulder, CO 80301 (hereinafter referred to as "CUSTOMER", which expression shall include its successors and permitted assigns) and Loral Skynet, a Division of Loral SpaceCom Corporation, a corporation organized and existing under the laws of the State of Delaware and having a place of business at 500 Hills Drive, Bedminster, New Jersey 07921 (hereinafter referred to as "SKYNET", which expression shall include its successors and permitted assigns).

                                   WITNESSETH:

WHEREAS, on January 24, 2002, CUSTOMER and SKYNET entered into an Agreement whereby SKYNET is providing C-Band Service on the Telstar 4 satellite; and

WHEREAS, CUSTOMER and SKYNET now wish to amend the Agreement;

NOW, THEREFORE, CUSTOMER and SKYNET, in consideration of the mutual covenants expressed herein, agree as follows:

1. Section 1.1 of the Agreement is deleted in its entirety and is replaced with the following:

         1.1 (a) SKYNET offers and CUSTOMER hereby orders satellite space segment service from January 1, 2002 through December 31, 2002. Such service is on two (2) 36 MHz, Preemptible, C-Band transponders (initially provided on transponders C1, C4) on a full-time basis via the Telstar 4 satellite (the "Serving Satellite"), along with Telemetry, Tracking and Control ("TT&C"), and maintenance of the satellite used to provide the space segment capacity (collectively, the "Service" or "Services").

                  (b) SKYNET offers and CUSTOMER hereby orders satellite space segment service from January 1, 2003 through December 31, 2003. Such service is on two (2) 36 MHz, Business Preemptible, C-Band transponders (initially provided on transponders C1, C4) on a full-time basis via the Telstar 4 satellite (the "Serving Satellite"), along with Telemetry, Tracking and Control ("TT&C"), and maintenance of the satellite used to provide the space segment capacity (collectively, the "Service" or "Services").

--------------------------------------------------------------------------------
1 SKYNET and its logo are registered trademarks of Loral SpaceCom Corporation

                            LORAL SKYNET PROPRIETARY

                  (c) SKYNET offers and CUSTOMER hereby orders satellite space segment service from January 1, 2002 through June 30, 2003. Such service is on two (2) 36 MHz, Preemptible, C-Band transponders (initially provided on transponders C5, C7) on a full-time basis via the Telstar 4 satellite (the "Serving Satellite"), along with Telemetry, Tracking and Control ("TT&C"), and maintenance of the satellite used to provide the space segment capacity (collectively, the "Service" or "Services").

2. Section 2 of the Agreement is deleted in its entirety and is replaced with the following:

2.  RATES AND TERMS OF SERVICE

CUSTOMER shall pay a monthly rate for the Service in accordance with Paragraph 2 of the General Terms and Conditions and the following table:

  --------------- --------------------------- -------------- ---------------------------
     Quantity            Service Type           Satellite        Start and End Date
  --------------- --------------------------- -------------- ---------------------------
      1 (C1)            36 MHz, C-Band          Telstar 4        1-1-02 - 12-31-02
                         Preemptible
  --------------- --------------------------- -------------- ---------------------------
      1 (C1)            36 MHz, C-Band          Telstar 4         1-1-03 - 1-31-03
                     Business Preemptible
  --------------- --------------------------- -------------- ---------------------------
      1 (C1)            36 MHz, C-Band          Telstar 4        2-1-03 - 11-30-03
                     Business Preemptible
  --------------- --------------------------- -------------- ---------------------------
      1 (C1)            36 MHz, C-Band          Telstar 4        12-1-03 - 12-31-03
                     Business Preemptible
  --------------- --------------------------- -------------- ---------------------------
      1 (C4)            36 MHz, C-Band          Telstar 4        1-1-02 - 12-31-02
                         Preemptible
  --------------- --------------------------- -------------- ---------------------------
      1 (C4)            36 MHz, C-Band          Telstar 4         1-1-03 - 1-31-03
                     Business Preemptible
  --------------- --------------------------- -------------- ---------------------------
      1 (C4)            36 MHz, C-Band          Telstar 4        2-1-03 - 11-30-03
                     Business Preemptible
  --------------- --------------------------- -------------- ---------------------------
      1 (C4)            36 MHz, C-Band          Telstar 4        12-1-03 - 12-31-03
                     Business Preemptible
  --------------- --------------------------- -------------- ---------------------------
      1 (C5)            36 MHz, C-Band          Telstar 4        1-1-02 - 6-30-03
                         Preemptible
  --------------- --------------------------- -------------- ---------------------------
      1 (C7)            36 MHz, C-Band          Telstar 4        1-1-02 - 6-30-03
                         Preemptible
  --------------- --------------------------- -------------- ---------------------------


Except as specifically amended in this Amendment Number One, the Agreement shall remain in full force and effect in accordance with its terms.


IN WITNESS WHEREOF, the parties have entered into this Amendment Number One to the Agreement on the day and year first above written.


COLORADO SATELLITE                          LORAL SKYNET, A DIVISION OF
BROADCASTING INC.                           LORAL SPACECOM  CORPORATION


By:    /s/ Larry  Harmon                By:         /s/ R.J. DeMartini
      -----------------------------                ----------------------------

Print:  Larry Harmon                    Print:         R.J. DeMartini
      -----------------------------                ----------------------------


Title:  VP of Technical Ops             Title:       Director,  Contracts
      -----------------------------                ----------------------------


Date:    11/26/02                       Date:          11/26/02
      -----------------------------                ----------------------------